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                                  EXHIBIT 99.2

                   CERTIFICATION OF VICE PRESIDENT, CONTROLLER
                         AND PRINCIPAL FINANCIAL OFFICER


         I, Joel Blitzman, Vice President, Controller and Principal Financial Officer of First Alliance Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 20, 2002                          FIRST ALLIANCE CORPORATION



                                               By: /S/ JOEL BLITZMAN
                                                   -----------------------------
                                                   Joel Blitzman
                                                   Vice President and Controller
                                                   Principal Financial Officer